Exhibit 99.2

Pep Boys Financial Highlights

Thirteen Weeks Ended	October 31, 2009	November 1, 2008

Total Revenues	$472,643,000	$464,166,000

Net Earnings	$2,124,000	$(7,282,000)

Basic Earnings Per Share:
Average Shares	52,419,000	52,099,000

Net Earnings Per Share	$0.04	$(0.14)

Diluted Earnings Per Share:
Average Shares	52,786,000	52,099,000

Net Earnings Per Share	$0.04	$(0.14)

Thirty-Nine Weeks Ended	October 31, 2009	November 1, 2008

Total Revenues	$1,458,042,000	$1,462,252,000

Net Earnings	$20,768,000	$2,838,000

Basic Earnings Per Share:
Average Shares	52,379,000	52,106,000

Net Earnings Per Share	$0.40	$0.05

Diluted Earnings Per Share:
Average Shares	52,621,000	52,189,000

Net Earnings Per Share	$0.40	$0.05

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS
(dollar amounts in thousands, except per share amounts)

	Thirteen Weeks Ended					Thirty-Nine Weeks Ended
	October 31, 2009			November 1, 2008		October 31, 2009			November 1, 2008
		%			%		%			%
	Amount	Sales		Amount	Sales	Amount	Sales		Amount	Sales

Merchandise Sales	$378,860	80.2		$378,461	81.5	$1,169,108	80.2		1,189,872	81.4
Service Revenue	93,783	19.8		85,705	18.5	288,934	19.8		272,380	18.6
Total Revenues	472,643	100.0		464,166	100.0	1,458,042	100.0		1,462,252	100.0
Costs of Merchandise Sales	269,604	71.2		268,235	70.9	826,429	70.7		838,574	70.5
Costs of Service Revenue	84,770	90.4		81,087	94.6	255,553	88.4		250,434	91.9
Total Costs of Revenues	354,374	75.0		349,322	75.3	1,081,982	74.2		1,089,008	74.5
Gross Profit from Merchandise Sales	109,256	28.8		110,226	29.1	342,679	29.3		351,298	29.5
Gross Profit from Service Revenue	9,013	9.6		4,618	5.4	33,381	11.6		21,946	8.1
Total Gross Profit	118,269	25.0		114,844	24.7	376,060	25.8		373,244	25.5
Selling, General and Administrative Expenses	109,545	23.2		119,827	25.8	327,080	22.4		361,445	24.7
Net (Loss) Gain from Dispositions of Assets	1,332	0.3		(53)	—	1,319	0.1		9,555	0.7
Operating Profit (Loss)	10,056	2.1		(5,036)	(1.1)	50,299	3.4		21,354	1.5
Non-operating Income	724	0.2		305	0.1	1,666	0.1		1,797	0.1
Interest Expense	6,922	1.5		7,098	1.5	15,324	1.1		18,977	1.3
Earnings (Loss) From Continuing Operations Before Income Taxes	3,858	0.8		(11,829)	(2.5)	36,641	2.5		4,174	0.3
Income Tax Expense (Benefit)	1,501	38.9	(1)	(4,775)	40.4 (1)	15,363	41.9	(1)	185	4.4	(1)
Net Earnings (Loss) From Continuing Operations	2,357	0.5		(7,054)	(1.5)	21,278	1.5		3,989	0.3
Discontinued Operations, Net of Tax	(233)	—		(228)	—	(510)	—		(1,151)	(0.1)
Net Earnings (Loss)	2,124	0.4		(7,282)	(1.6)	20,768	1.4		2,838	0.2
Retained Earnings, beginning of period	373,963			408,351		358,670			406,819
Cumulative effect of change in method of accounting for split dollar life insurance, net of tax	—			—		—			(1,165)
Cash Dividends	(1,557)			(3,523)		(4,709)			(10,551)
Dividend Reinvested and Other	(69)			(849)		(268)			(1,244)
Retained Earnings, end of period	$374,461			$396,697		$374,461			$396,697

Basic Earnings (Loss) per Share:
Net Earnings (Loss) From Continuing Operations	$0.05			$(0.13)		$0.41			$0.08
Discontinued Operations, Net of Tax	(0.01)			(0.01)		(0.01)			(0.03)
Basic Earnings (Loss) per Share	$0.04			$(0.14)		$0.40			$0.05

Diluted Earnings (Loss) per Share:
Net Earnings (Loss) From Continuing Operations	$0.04			$(0.13)		$0.40			$0.08
Discontinued Operations, Net of Tax	—			(0.01)		—			(0.03)
Diluted Earnings (Loss) per Share	$0.04			$(0.14)		$0.40			$0.05

Cash Dividends per Share	$0.0300			$0.0675		$0.0900			$0.2025

(1)	As a percentage of earnings from continuing operations before income taxes and cumulative effect of change in accounting principle.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS	(dollar amounts in thousands, except share and per share amounts)

	October 31, 2009	January 31, 2009	November 1, 2008

Assets
Current Assets:
Cash and cash equivalents	$40,843	$21,332	$38,371
Accounts receivable, less allowance for uncollectible accounts of $1,853; $1,912 and $2,109	20,461	28,831	25,838
Merchandise inventories	571,789	564,931	584,700
Prepaid expenses	14,946	25,390	30,133
Other	50,205	62,421	43,774
Assets held for disposal	6,616	12,653	18,222
Total Current Assets	704,860	715,558	741,038
Property and Equipment - net	708,972	740,331	747,921
Deferred income taxes	72,970	77,708	50,315
Other	20,118	18,792	28,669
Total Assets	$1,506,920	$1,552,389	$1,567,943

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$219,205	$212,340	$221,863
Trade payable program liability	26,459	31,930	38,316
Accrued expenses	231,468	254,754	256,620
Deferred income taxes	39,170	35,848	15,013
Current maturities of long-term debt and obligations under capital leases	1,079	1,453	2,060
Total Current Liabilities	517,381	536,325	533,872

Long-term debt and obligations under capital leases, less current maturities	306,471	352,382	330,535
Other long-term liabilities	72,164	70,322	64,487
Deferred gain from asset sales	168,243	170,204	173,184
Commitments and Contingencies
Stockholders’ Equity:
Common Stock, par value $1 per share:
Authorized 500,000,000 shares; Issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	293,330	292,728	292,585
Retained earnings	374,461	358,670	396,697
Accumulated other comprehensive loss	(16,739)	(18,075)	(11,470)
Less cost of shares in treasury - 14,014,018 shares, 14,124,021 shares and 14,234,313 shares	217,684	219,460	221,240
Less cost of shares in benefits trust - 2,195,270 shares	59,264	59,264	59,264
Total Stockholders’ Equity	442,661	423,156	465,865
Total Liabilities and Stockholders’ Equity	$1,506,920	$1,552,389	$1,567,943

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS	(dollar amounts in thousands)

Thirty-Nine Weeks Ended	October 31, 2009	November 1, 2008

Cash Flows from Operating Activities:
Net Earnings	$20,768	$2,838
Adjustments to reconcile net earnings to net cash provided by (used in) continuing operations:
Discontinued operations	510	1,151
Depreciation and amortization	53,248	55,109
Amortization of deferred gain from asset sales	(9,186)	(7,305)
Stock compensation expense	1,930	2,314
Gain on debt retirement	(6,248)	(3,460)
Deferred income taxes	7,270	(3,603)
Gain from dispositions of assets	(1,319)	(9,555)
Loss from asset impairment	3,117	370
Other	267	441
Changes in Operating Assets and Liabilities:
Decrease in accounts receivable, prepaid expenses and other	33,241	39,759
Increase in merchandise inventories	(5,806)	(23,548)
Increase (decrease) in accounts payable	6,455	(23,560)
Decrease in accrued expenses	(23,922)	(37,077)
Increase (decrease) in other long-term liabilities	2,230	(3,818)
Net cash provided by (used in) continuing operations	82,555	(9,944)
Net cash used in discontinued operations	(594)	(880)
Net Cash Provided by (Used in) Operating Activities	81,961	(10,824)

Cash Flows from Investing Activities:
Cash paid for master lease properties	—	(117,121)
Cash paid for property and equipment	(27,775)	(22,653)
Proceeds from dispositions of assets	12,093	209,085
Acquisition of Florida Tire, Inc.	(2,610)	—
Other	(500)	—
Net cash (used in) provided by continuing operations	(18,792)	69,311
Net cash provided by discontinued operations	1,762	2,558
Net Cash (Used in) Provided by Investing Activities	(17,030)	71,869

Cash Flows from Financing Activities:
Borrowings under line of credit agreements	244,011	99,888
Payments under line of credit agreements	(267,873)	(141,413)
Borrowings on trade payable program liability	122,914	154,886
Payments on trade payable program liability	(128,385)	(130,824)
Payment for finance issuance cost	—	(182)
Proceeds from lease financing	—	8,661
Long-term debt and capital lease obligations payments	(11,720)	(24,696)
Dividends paid	(4,709)	(10,551)
Other	342	631
Net Cash Used in Financing Activities	(45,420)	(43,600)
Net Increase in Cash and Cash Equivalents	19,511	17,445
Cash and Cash Equivalents at Beginning of Period	21,332	20,926
Cash and Cash Equivalents at End of Period	$40,843	$38,371

Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$4,046	$1,070
Cash paid for interest	$15,492	$17,043
Accrued purchases of property and equipment	$1,575	$1,435

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSS) PER SHARE	(in thousands, except per share data)

		Thirteen Weeks Ended		Thirty-Nine Weeks Ended
		October 31, 2009	November 1, 2008	October 31, 2009	November 1, 2008

(a)	Net Earnings (Loss) From Continuing Operations	$2,357	$(7,054)	$21,278	$3,989
	Discontinued Operations, Net of Tax	(233)	(228)	(510)	(1,151)

	Net Earnings (Loss)	$2,124	$(7,282)	$20,768	$2,838

(b)	Basic average number of common shares outstanding during period	52,419	52,099	52,379	52,106

	Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price	367	—	242	83

(c)	Diluted average number of common shares assumed outstanding during period	52,786	52,099	52,621	52,189

	Basic Earnings (Loss) per Share:
	Net Earnings (Loss) From Continuing Operations (a) /(b)	$0.05	$(0.13)	$0.41	$0.08
	Discontinued Operations, Net of Tax	(0.01)	(0.01)	(0.01)	(0.03)
	Basic Earnings (Loss) per Share	$0.04	$(0.14)	$0.40	$0.05
	Diluted Earnings (Loss) per Share:
	Net Earnings (Loss) From Continuing Operations (a) /(c)	$0.04	$(0.13)	$0.40	$0.08
	Discontinued Operations, Net of Tax	—	(0.01)	—	$(0.03)
	Diluted Earnings (Loss) per Share	$0.04	$(0.14)	$0.40	$0.05

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	October 31, 2009	November 1, 2008	October 31, 2009	November 1, 2008

Capital expenditures (A)	$10,294	$8,934	$27,775	$139,774

Depreciation and amortization	$17,910	$18,181	$53,248	$55,109

Non-operating income:
Net rental revenue	$463	$115	$1,252	$1,069
Investment income	47	178	173	745
Other (expense) income	214	12	241	(17)

Total	$724	$305	$1,666	$1,797

Comparable sales percentages:
Merchandise	-0.1%	-10.3%	-1.8%	-8.1%
Service	8.9%	-11.0%	5.9%	-6.3%
Total	1.6%	-10.4%	-0.4%	-7.8%

Total square feet of retail space (including service centers)			11,639,000	11,514,000

Total Store Count			581	562

Sales and Gross Profit by Line of Business (B):

Retail Sales	$246,275	$253,492	$770,121	802,707
Service Center Revenue	226,368	210,674	687,921	659,545
Total Revenues	$472,643	$464,166	$1,458,042	$1,462,252

Gross Profit from Retail Sales	$65,846	$68,360	$210,147	220,139
Gross Profit from Service Center Revenue	52,423	46,484	165,913	153,105
Total Gross Profit	$118,269	$114,844	$376,060	$373,244

Comparable Sales Percentages (B):

Retail Sales	-2.9%	-12.1%	-4.1%	-11.3%
Service Center Revenue	7.0%	-8.2%	4.1%	-3.2%
Total Revenues	1.6%	-10.4%	-0.4%	-7.8%

Gross Profit Percentage by Line of Business (B):

Gross Profit Percentage from Retail Sales	26.7%	27.0%	27.3%	27.4%
Gross Profit Percentage from Service Center Revenue	23.2%	22.1%	24.1%	23.2%
Total Gross Profit Percentage	25.0%	24.7%	25.8%	25.5%

(A) 2008 Capital expenditures includes $117.1 million for the purchase of master lease properties.

(B) Retail Sales include DIY and Commercial sales.  Service Center Revenue includes revenue from labor and installed parts and tires.